Exhibit 10.1

THIRD AMENDMENT TO

CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 27, 2018, is by and among Roan Resources LLC, Delaware limited liability company (“Borrower”); Citibank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); the Letter of Credit Issuer; Deutsche Bank AG New York Branch, as assignor (the “Assignor”); Bank of Montreal, as the assignee (the “Assignee”) and the Lenders signatory hereto.

Recitals

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to the Credit Agreement dated as of September 5, 2017 (as amended by the First Amendment to Credit Agreement dated as of April 9, 2018, as amended by the Second Amendment to Credit Agreement dated as of May 30, 2018, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of Borrower.

WHEREAS, Borrower has requested and the Lenders have agreed to amend the Credit Agreement in certain respects as hereinafter provided.

WHEREAS, the Assignor desires to assign to the Assignee, and the Assignee desires to purchase from the Assignor, all of the Assignor’s Assigned Interests (as hereinafter defined) subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all references to sections and articles in this Amendment refer to sections and articles of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

(a)    The definition of Applicable Margin in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“Applicable Margin” shall mean, for any day, with respect to any ABR Loan, any LIBOR Loan or Commitment Fees, as the case may be, the rate per annum set forth in the grid below based upon the Borrowing Base Utilization Percentage in effect on such day:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	X < 25%	≥ 25% X <50%	≥ 50% X <75%	≥ 75% X <90%	X ≥ 90%
LIBOR Loans	2.000%	2.25%	2.50%	2.75%	3.00%
ABR Loans	1.000%	1.25%	1.50%	1.75%	2.00%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Commitment Fee Rate or Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

(b)    The definition of Co-Documentation Agents in Section 1.1 of the Credit Agreement is hereby deleted and each reference to the “Co-Documentation Agents” in the Credit Agreement shall be deemed to be a reference to the “Documentation Agent”

(c)    The definition of Consolidated Total Debt to Consolidated EBITDAX Ratio in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“Consolidated Total Debt to Consolidated EBITDAX Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Total Debt less (i) at any time that Total Exposure of all of the Lenders is zero as of the last day of the most recent Test Period ended on or prior to such date of determination Unrestricted Cash and (ii) at any time that Total Exposure of all of the Lenders is greater than zero as of the last day of the most recent Test Period ended on or prior to such date of determination Unrestricted Cash in an amount not to exceed $40,000,000 to (b) Consolidated EBITDAX for such Test Period.

(d)    Section 1.1 of the Credit Agreement is hereby amended to add the following definitions:

“Documentation Agent” shall mean JPMorgan Chase Bank, N.A., acting as documentation agent for the Lenders under this Agreement and the other Credit Documents.

“Equity Interests” shall mean Stock and Stock Equivalents.

(e)    The definition of Qualifying IPO in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“Qualifying IPO” shall mean the issuance by (a) the Borrower of its Equity Interests or (b) any Person that owns, directly or indirectly, 100% of the Equity Interests of the Borrower, generating (individually or in the aggregate together with any prior initial public offering) gross proceeds to the Borrower (or any Person that owns, directly

2

or indirectly, 100% of the Equity Interests of the Borrower) exceeding $250 million in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act of 1933, as amended (whether alone or in connection with a secondary public offering).

(f)    Section 2.14(f) of the Credit Agreement is hereby amended and restated in its entirety to the following:

(f)    Reduction of Borrowing Base Upon Issuance of Permitted Additional Debt. Upon the issuance or incurrence of any Permitted Additional Debt in accordance with Section 10.1(d) and Section 10.1(m), (i) on or prior to the occurrence of the Scheduled Redetermination scheduled to occur next after the Scheduled Redetermination in respect of October 1, 2018 (such next Scheduled Redetermination the “Cutoff Scheduled Redetermination”), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Permitted Additional Debt (without regard to any original issue discount) issued or incurred in excess of $500,000,000 in the aggregate for all such issuances and incurrences on or before the Cutoff Scheduled Redetermination, and (ii) after the occurrence of the Cutoff Scheduled Redetermination, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Permitted Additional Debt (without regard to any original issue discount) issued or incurred and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance or incurrence, effective and applicable to the Borrower, the Administrative Agent, the Letter of Credit Issuers and the Lenders on such date until the next redetermination or modification thereof pursuant to the terms of the Credit Agreement.

(f)     Section 10.6(b) of the Credit Agreement is hereby amended and restated in its entirety to the following:

(b)    the Borrower may (i) redeem, acquire, retire or repurchase shares of its Stock or Stock Equivalents held by any present or former officer, manager, consultant, director or employee (or their respective Affiliates, estates, spouses, former spouses, successors, executors, administrators, heirs, legatees, distributees or immediate family members) of the Borrower and its Subsidiaries, upon the death, disability, retirement or termination of employment of any such Person or otherwise in accordance with any equity option or equity appreciation rights plan, any management, director and/or employee equity ownership, benefit or incentive plan or agreement, equity subscription plan, employment termination agreement or any other employment agreements or equity holders’ agreement or make distributions and dividends to any direct or indirect parent for the same purposes; provided that, non-discretionary repurchases, acquisitions, retirements or redemptions pursuant to the terms of any equity option or equity appreciation rights plan, any management, director and/or employee equity ownership, benefit or incentive plan or agreement, equity subscription plan, employment termination agreement or any other employment agreements or equity holders’ agreement, the aggregate amount of all cash paid in respect of all such shares of Stock or Stock Equivalents so redeemed, acquired, retired or repurchased in any calendar year does not exceed the $10,000,000; and (ii) pay

3

Restricted Payments in an amount equal to withholding or similar Taxes payable or expected to be payable by any present or former employee, director, manager or consultant (or their respective Affiliates, estates or immediate family members) and any repurchases of Stock or Stock Equivalents in consideration of such payments including deemed repurchases in connection with the exercise of stock options so long as the amount of such payments does not exceed $5,000,000 in the aggregate;

(g)     Section 10.6(f) of the Credit Agreement is hereby amended and restated in its entirety to the following:

(f)    the Borrower or any of the Subsidiaries may (i) pay cash in lieu of fractional shares of the Borrower, such Subsidiary, or any direct or indirect parent thereof in connection with any dividend, split or combination thereof or any Permitted Acquisition and (ii) so long as, after giving pro forma effect thereto, (A) no Default or Event of Default shall have occurred and be continuing and (B) no Borrowing Base Deficiency exists, honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares of the Borrower, such Subsidiary, or any direct or indirect parent thereof in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(h)     Section 10.12(f) of the Credit Agreement is hereby amended and restated in its entirety to the following:

(f)    the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of the Borrower (or any direct or indirect parent thereof) and the Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of, or in connection with any services provided to, the Borrower and the Subsidiaries (including payments in connection with the administration of any public company or stock exchange disclosure requirements);

(i)    Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety and replaced with Schedule 1.1(a) attached hereto.

Section 2.2.    The Administrative Agent shall have received from the Lenders counterparts (in such number as may be requested by Administrative Agent) of this Amendment signed on behalf of such Persons.

Section 2.3.    The Administrative Agent shall have received for the account of each Lender, an upfront fee equal to such Lender’s Commitment Percentage of the Borrowing Base Increase (as defined below) times 0.45%.

Section 2.4.    After giving effect to this Amendment, no Default shall have occurred and be continuing as of the Amendment Effective Date.

Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 2 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

4

Section 3.    Assignment and Assumption. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Commitment, Allocation and Commitment Percentage of all of such outstanding rights and obligations of the Assignor under the Credit Agreement (including without limitation any letters of credit and swingline loans included in the Credit Agreement), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the “Assignment”) (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”). The Assignment is without recourse to the Assignor and, except as expressly provided in this Agreement, without representation or warranty by the Assignor. The parties hereto hereby agree that, after giving effect to the Assignment, the Commitment, Allocation and Commitment Percentage of each Lender shall be as set forth in Schedule 1.1(a) attached hereto, which Schedule 1.1(a) shall replace and supersede Schedule 1.1(a) to the Credit Agreement as in effect immediately prior to the Effective Date in all respects.

Section 4.    Borrowing Base. This will confirm that effective on the Amendment Effective Date, but subject to satisfaction of the condition in the last paragraph of Section 2 of this Amendment, the Borrowing Base under the Credit Agreement is increased by $250,000,000 (the “Borrowing Base Increase”) from $425,000,000 to $675,000,000 and such Borrowing Base shall remain in effect until the next determination or adjustment of the Borrowing Base pursuant to the terms of the Credit Agreement. The Borrowing Base established pursuant to this Section 4 is the Borrowing Base to be established pursuant to Section 2.14 of the Credit Agreement in respect of October 1, 2018 and notwithstanding the provisions of Section 2.14(b) of the Credit Agreement, the determination pursuant to this Section 4 shall be in lieu of the Borrowing Base determination provided in such Section 2.14(b) in respect of such October 1, 2018 determination, but no other determination or adjustment.

Section 5.    Miscellaneous.

Section 5.1.    Confirmation. The provisions of the Credit Agreement, as amended and modified by this Amendment, shall remain in full force and effect following the Amendment Effective Date.

Section 5.2.    Ratification and Affirmation. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations

5

under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) agrees that from and after the Amendment Effective Date each reference to the Credit Agreement in the Guarantee and the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended and modified by this Amendment.

Section 5.3.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that (a) no Default or Event of Default has occurred and is continuing; (b) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (c) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) as of such earlier date).

Section 5.4.    Credit Document. This Amendment is a Credit Document and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. On and after the effectiveness of this Agreement, each reference in each Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.

Section 5.5.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.6.    No Oral Agreement. This Amendment, the Credit Agreement and the other Credit Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

Section 5.7.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

6

Section 5.8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.9.    Payment of Expenses. In accordance with Section 13.5 of the Credit Agreement, Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

Section 5.10.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.12.    WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, EACH LETTER OF CREDIT ISSUER AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR POCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(Signature Pages Follow)

7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

ROAN RESOURCES LLC, as Borrower

By:	/s/ David Edwards
Name: David Edwards
Title: Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

CITIBANK, N.A.,
as Administrative Agent, Letter of Credit Issuer and Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent and Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

BARCLAYS BANK PLC,
as Co-Syndication Agent and Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Third Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Co-Documentation Agent and Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

Signature Page to Third Amendment to Credit Agreement

Morgan Stanley Bank N.A.,
as Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Executive Director

Signature Page to Third Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Scott Arndt
Name:	Scott Arndt
Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE,
as Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

FIFTH THIRD BANK, as Lender

By:	/s/ James Moyes
Name:	James Moyes
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

Signature Page to Third Amendment to Credit Agreement

SUNTRUST BANK, as Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

Signature Page to Third Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Sophie Bulliard
Name:	Sophie Bulliard
Title:	Authorized Signatory

Signature Page to Third Amendment to Credit Agreement

CADENCE BANK, N.A.
as Lender

By:	/s/ Anthony Blanco
Name:	Anthony Blanco
Title:	SVP

Signature Page to Third Amendment to Credit Agreement

COMERICA BANK,
as Lender

By:	/s/ Britney P. Geidel
Name:	Britney P. Geidel
Title:	Portfolio Manager

Signature Page to Third Amendment to Credit Agreement

DNB CAPITAL LLC, as Lender

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

KEY BANK, N.A., as Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

Signature Page to Third Amendment to Credit Agreement

BOKF, NA dba Bank of Oklahoma, as Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

MIDFIRST BANK as Lender

By:	/s/ Ryan Thompson
Name:	Ryan Thompson
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Assignor

By:	/s/ Alicia Schug
Name: Title:	Alicia Schug Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

Signature Page to Third Amendment to Credit Agreement

BMO HARRIS BANK N.A., as Assignee

By:	/s/ James Ducote
Name:	James Ducote
Title:	Managing Director

Signature Page to Third Amendment to Credit Agreement

Schedule 1.1(a)

Commitments

Lender	Commitment	Allocation	Commitment Percentage
Citibank, NA	$45,555,555.55	$41,000,000.00	6.074%
Royal Bank of Canada	$42,777,777.78	38,500,000.00	5.704%
PNC Bank, National Association	$42,777,777.78	38,500,000.00	5.704%
Barclays Bank PLC	$42,777,777.78	38,500,000.00	5.704%
JPMorgan Chase Bank, N.A.	$42,777,777.78	38,500,000.00	5.704%
Morgan Stanley Bank, N.A.	$38,888,888.89	35,000,000.00	5.185%
ABN AMRO Capital USA LLC	$38,888,888.89	35,000,000.00	5.185%
Capital One, National Association	$38,888,888.89	35,000,000.00	5.185%
Canadian Imperial Bank of Commerce	$38,888,888.89	35,000,000.00	5.185%
Fifth Third Bank	$38,888,888.89	35,000,000.00	5.185%
Société Générale	$38,888,888.89	35,000,000.00	5.185%
SunTrust Bank	$38,888,888.89	35,000,000.00	5.185%
Goldman Sachs Bank USA	$38,888,888.89	35,000,000.00	5.185%
Credit Suisse AG, Cayman Islands Branch	$38,888,888.89	35,000,000.00	5.185%
Cadence Bank, N.A.	$27,777,777.78	25,000,000.00	3.704%
Comerica Bank	$27,777,777.78	25,000,000.00	3.704%
BMO Harris Bank N.A.	$27,777,777.78	25,000,000.00	3.704%
DNB Capital LLC	$27,777,777.78	25,000,000.00	3.704%
Key Bank, N.A.	$27,777,777.78	25,000,000.00	3.704%
BOKF, NA dba Bank of Oklahoma	$22,222,222.21	20,000,000.00	2.962%
MidFirst Bank	$22,222,222.21	20,000,000.00	2.962%

Total	$750,000,000.00	$675,000,000.00	100.00%

Schedule 1.1(a)